UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022

Hyundai Auto Receivables Trust 2022-B

(Issuing Entity)

Central Index Key Number: 0001932485

Hyundai ABS Funding, LLC

(Depositor)

Central Index Key Number: 0001260125

Hyundai Capital America

(Sponsor)

Central Index Key Number: 0001541028

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-261719 333-261719-02	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 732-2697

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

On July 12, 2022, Hyundai ABS Funding, LLC (“HABS”), Hyundai Capital America (“HCA”) and Barclays Capital Inc., on its own behalf and as representative of the several underwriters (the “Underwriters”) entered into an Underwriting Agreement, pursuant to which notes in the following classes: Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 Asset Backed Notes (collectively, the “Notes”) with an aggregate principal balance of $1,292,200,000 were sold to the Underwriters. The Notes will be issued on or about July 20, 2022 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01. Other Events.

In connection with the issuance and sale of the Notes described in the Final Prospectus dated July 12, 2022, the Registrant is filing the following documents, each of which will be dated as of the Closing Date.

1. Receivables Purchase Agreement, between HABS and HCA, pursuant to which HCA transferred to HABS certain retail installment sale contracts relating to certain new and used automobiles, light-duty trucks and minivans (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among HABS, U.S. Bank Trust National Association (the “Owner Trustee”) and HCA which amended and restated the Trust Agreement, dated as of February 1, 2022, pursuant to which Hyundai Auto Receivables Trust 2022-B (the “Trust”) was created.

3. Sale and Servicing Agreement, by and among the Trust, HABS, as depositor, HCA, as seller and servicer, and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Trust.

4. Indenture, by and between the Trust and the Indenture Trustee, pursuant to which the Notes were issued.

5. Owner Trust Administration Agreement, by and among the Trust, HCA, as administrator, and the Indenture Trustee, relating to the provision by HCA of certain services relating to the Notes.

6. Asset Representations Review Agreement among the Trust, HCA, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-261719).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Receivables Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Owner Trust Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement, and as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c)  Not applicable.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of July 12, 2022, among HABS, HCA, and Barclays Capital Inc., on its own behalf and as representative of the several Underwriters
4.1	Indenture, to be dated the Closing Date, between the Indenture Trustee and the Trust
10.1	Receivables Purchase Agreement, to be dated the Closing Date, by and between HCA, as seller and HABS, as depositor
10.2	Sale and Servicing Agreement, to be dated the Closing Date, among the Trust, HCA, as seller and servicer, HABS, as depositor, and the Indenture Trustee.
10.3	Owner Trust Administration Agreement, to be dated the Closing Date, by and among the Trust, HCA, as administrator, and the Indenture Trustee.
10.4	Amended and Restated Trust Agreement, to be dated the Closing Date, by and among HABS, as depositor, the Owner Trustee and HCA, as administrator.
10.5	Asset Representations Review Agreement, to be dated the Closing Date, among the Trust, HCA and Clayton Fixed Income Services LLC.
36.1	Depositor Certification, dated July 12, 2022, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date: July 14, 2022

HYUNDAI ABS FUNDING, LLC

By:	/s/ Charley Changmin Yoon
Name:	Charley Changmin Yoon
Title:	President and Secretary